UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2021

Jackson Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Way, Lansing, Michigan	48951
(Address of principal executive offices)	(Zip Code)

(517) 381-5500

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Class A Common Stock, Par Value $0.01 Per Share	JXN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 11, 2021, Jackson Financial Inc. (the “Company”) entered into a Class A Common Stock Repurchase Agreement (the “Prudential Share Repurchase Agreement”) with Prudential plc (“Prudential”), pursuant to which the Company agreed to repurchase 2,242,516 shares of the Company’s Class A Common Stock, $0.01 par value.

In addition, on December 11, 2021, the Company entered into a Class A Common Stock Repurchase Agreement (the “Athene Share Repurchase Agreement” and, together with the Prudential Share Repurchase Agreement, the “Share Repurchase Agreements”) with Athene Co-Invest Reinsurance Affiliate 1A Ltd. (“Athene”), pursuant to which the Company agreed to repurchase 1,134,767 shares of the Company’s Class A Common Stock, $0.01 par value. The price per share to be paid by the Company under the Share Repurchase Agreements is $37.01.

The share repurchases described above were made pursuant to the Company’s existing share repurchase program and are expected to be completed on December 13, 2021. The aggregate price to be paid by the Company under the Share Repurchase Agreements is approximately $125 million, which is being funded with cash on hand.

The description of the Share Repurchase Agreements in this report is qualified in its entirety by reference to the full text of the Prudential Share Repurchase Agreement and the Athene Share Repurchase Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On December 13, 2021, the Company issued a press release announcing the execution of the Share Repurchase Agreements, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Class A Common Stock Repurchase Agreement, dated December 11, 2021 between Jackson Financial Inc. and Prudential plc
10.2	Class A Common Stock Repurchase Agreement, dated December 11, 2021 between Jackson Financial Inc. and Athene Co-Invest Reinsurance Affiliate 1A Ltd.
99.1	Press Release issued by Jackson Financial Inc. on December 13, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JACKSON FINANCIAL INC.

By:	/s/ Marcia Wadsten
Marcia Wadsten
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: December 13, 2021

3